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                                                                    EXHIBIT 10.6

                                   QUOTA SHARE
                                   ENDORSEMENT
                                       TO
                             FACULTATIVE OBLIGATORY
                                   QUOTA SHARE
                            RETROCESSIONAL AGREEMENT
            (hereinafter referred to as the "Reinsurance Agreement")
                                     between
                            PXRE REINSURANCE COMPANY
                   (hereinafter referred to as the "Company")
                                       and
                              PXRE REINSURANCE LTD.
                  (hereinafter referred to as the "Reinsurer")

Effective as of January 1, 2003, subject to the approval of the Insurance Department of the State of Connecticut, it is understood and agreed that with respect to risks assumed on all Contracts written by the Company on or after January 1, 2003:

         (i) the applicable quota share ceded for purposes of the Reinsurance Agreement shall be increased from forty percent (40%) to fifty percent (50%); and

         (ii) Cessions to the Reinsurance Agreement shall not exceed $5,000,000 per reinsurance program.

Signed in Hamilton, Bermuda, as of January 1, 2003

                                  PXRE REINSURANCE LTD.


                                By /s/ Guy Hengesbaugh
                                   -------------------------------
                                   Name:  Guy Hengesbaugh
                                   Title: President


                                  PXRE REINSURANCE COMPANY


                                By /s/ Gerald L. Radke
                                   -------------------------------
                                   Name:  Gerald L. Radke
                                   Title: Chief Executive Officer

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                                    ANNEX IV
                                       TO
                       AGGREGATE EXCESS OF LOSS AGREEMENT
            (hereinafter referred to as the "Reinsurance Agreement")
                                     between
                            PXRE REINSURANCE COMPANY
                  (hereinafter referred to as the "Reinsurer")
                                       and
                              PXRE REINSURANCE LTD.
                   (hereinafter referred to as the "Company")

Effective as of January 1, 2003, subject to the approval of the Insurance Department of the State of Connecticut, it is understood and agreed that for the Period commencing January 1, 2003 and terminating on December 31, 2003, that this Annex IV will replace and supersede Annexes I through III to the Reinsurance Agreement:


1. Aggregate Retention. The "Aggregate Retention" shall be equal to the sum of:

         (a) Net Premium Earned minus Commissions and Brokerage; plus

         (b) $60,000,000 (sixty million dollars).

2. Aggregate Limit of Liability. In no event shall the Reinsurer be liable during the term of this Agreement for losses in excess of the Aggregate Limit of Liability of $80,000,000.

3. Premium. $1,600,000, payable quarterly in arrears in four equal installments of $400,000.

4. Choice of Law. The third paragraph of Article XIX of the Reinsurance Agreement is deleted and replaced in its entirety as follows:

                  This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Connecticut (other than any conflict of law rule that might result in the application of the law of any other jurisdiction.

5. Certain Definitions: For purposes of this Annex II, the following terms shall mean:

         (a) "Net Premium Earned" shall mean the Company's Net Premium Earned for the period ending December 31, 2003 as set forth on Statement Line No. 5 of the Company's Statutory Statement of Income for the period ended December 31, 2003; provided that in determining Net Premium Earned during any interim period during the term of the Agreement, the Company's cumulative Net Premium Earned for the year to date commencing on January 1, 2003 shall be used, but shall be subject to adjustment based on any Net Premiums Earned in later interim periods during the term of the Agreement.


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         (b)      "Commissions and Brokerage" shall mean the Company's
                  Commissions and Brokerage for the period ending December 31, 2003 as set forth on Statement Line No. 9 of the Company's Statutory Statement of Income for the period ended December 31, 2003 provided that in determining Commissions and Brokerage incurred during any interim period during the term of the Agreement, the Company's cumulative Commission and Brokerage incurred for the year to date commencing on January 1, 2003 shall be used, but shall be subject to adjustment based on any Commissions and Brokerage incurred in later interim periods during the term of the Agreement.



Signed in Hamilton, Bermuda, as of November 18, 2002

                                 PXRE REINSURANCE LTD.


                                    By /s/ Guy Hengesbaugh
                                       ------------------------------
                                       Name:  Guy Hengesbaugh
                                       Title: President


                                 PXRE REINSURANCE COMPANY


                                    By /s/ Gerald L. Radke
                                       ------------------------------
                                       Name:  Gerald L. Radke
                                       Title: Chief Executive Officer